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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 10, 2001
(Date of earliest event reported)

VICINITY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File:	77-0414631
(State or Other Jurisdiction of Incorporation)	000-29365	(I.R.S. Employer Identification No.)

370 San Aleso Avenue
Sunnyvale, California 94085
(Address of Principal Executive Offices, including zip code)

(408) 543-3000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

    On December 10, 2001, Vicinity Corporation, a Delaware corporation (the "Company"), issued a press release announcing that Charles W. Berger had become the Company's President and Chief Executive Officer effective December 10, 2001. That press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, Mr. Berger was elected to fill a vacancy on the Company's Board of Directors, to be effective as of December 10, 2001. Mr. Berger will be a Class III Director, continuing in office until the Company's Annual Meeting of Stockholders following the fiscal year ending July 31, 2002.

ITEM 7. EXHIBITS

99.1	Text of Press Release, dated December 10, 2001.
99.2	Letter Agreement, dated December 5, 2001, by and between the Company and Charles W. Berger.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICINITY CORPORATION
Date: December 10, 2001	By	/s/ MAURY AUSTIN Name: Maury Austin Title: Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release, dated December 10, 2001.
99.2	Text of Letter Agreement, dated December 5, 2001, by and between the Company and Charles W. Berger.

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  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURES
EXHIBIT INDEX